NEUBERGER BERMAN EQUITY FUNDS
                                   TRUST CLASS

                           PLAN PURSUANT TO RULE 12b-1

                                   SCHEDULE A

            The Trust Class of the following series of Neuberger Berman Equity Funds are subject to this Plan to 12b-1, at the fee rates specified:



--------------------------------------------------------------------------------
Series                                                              Fee (as a
                                                                    Percentage
                                                                    of Average
                                                                    Daily Net
                                                                    Assets of
                                                                    Trust Class)
--------------------------------------------------------------------------------
Neuberger Berman Convergence Fund                                   0.10%
--------------------------------------------------------------------------------
Neuberger Berman Dividend Fund                                      0.10%
--------------------------------------------------------------------------------
Neuberger Berman Energy Fund                                        0.10%
--------------------------------------------------------------------------------
Neuberger Berman Equity Income Fund                                 0.10%
--------------------------------------------------------------------------------
Neuberger Berman Focus Fund                                         0.10%
--------------------------------------------------------------------------------
Neuberger Berman Global Real Estate Fund                            0.10%
--------------------------------------------------------------------------------
Neuberger Berman Guardian Fund                                      0.10%
--------------------------------------------------------------------------------
Neuberger Berman International Large Cap Fund                       0.10%
--------------------------------------------------------------------------------
Neuberger Berman Partners Fund                                      0.10%
--------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund                                   0.10%
--------------------------------------------------------------------------------
Neuberger Berman Regency Fund                                       0.10%
--------------------------------------------------------------------------------
Neuberger Berman Research Opportunities Fund                        0.10%
--------------------------------------------------------------------------------
Neuberger Berman Small and Mid Cap Growth Fund                      0.10%
--------------------------------------------------------------------------------
Neuberger Berman Small Cap Growth Fund                              0.10%
--------------------------------------------------------------------------------
Neuberger Berman Socially Responsive Fund                           0.10%
--------------------------------------------------------------------------------


Dated: December 17, 2007